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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                March 13, 2002
               Date of Report (Date of earliest event reported)


                           CITIZENS HOLDING COMPANY
          (Exact name of the registrant as specified in its charter)


  MISSISSIPPI                      001-15375                    64-0666512
(State or Other            (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


    521 Main Street, Philadelphia, Mississippi                     39350
     (Address of Principal Executive Offices)                    (Zip Code)


                                (601) 656-4692
             (Registrant's Telephone Number, Including Area Code)
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Item 7.   Financial Statement and Exhibits.

          (a)  Exhibits

          Exhibit 99.1  Press Release dated March 13, 2002

Item 9.  Regulation FD Disclosure.

On March 13, 2002, Citizens Holding Company issued a press release announcing that its subsidiary, The Citizens Bank of Philadelphia (the "Bank"), signed an Agreement and Plan of Share Exchange on March 12, 2002 with CB&T Capital Corporation and Citizens Bank and Trust Company pursuant to which the Bank will acquire CB&T Capital Corporation and Citizens Bank and Trust Company. The press release announcing this acquisition is attached as Exhibit 99.1.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS HOLDING COMPANY



By: /s/ Steve Webb                      By: /s/ Robert T. Smith
    ------------------------                --------------------------
        Steve Webb                              Robert T. Smith
        Chairman, President &                   Treasurer (Chief
        Chief Executive Officer                 Financial Officer)


Date:  March 13, 2002                   Date:  March 13, 2002

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                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          Press Release dated March 13, 2002